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                                                                    Exhibit 21.1


Lodgian Subsidiaries


1075 Hospitality, L.P. (GA)
12801 NWF Beverage, Inc. (TX)
3401 Austin Beverage Corporation (TX)
Albany Hotel, Inc. (FL)
Ami Operating Partners, L.P. (DE)
Amiop Acquisition Corp. (DE)
Apico Hills Inc. (PA)
Apico Inns Of Green Tree, Inc. (PA)
Apico Inns Of Pennsylvania, Inc. (PA)
Apico Inns Of Pittsburgh,  Inc. (PA)
Apico Management Corp. (PA)
Atlanta-Hillsboro Lodging, L.L.C. (GA)
Brecksville Hospitality, Inc. (OH)
Brecksville Hospitality, L.P. (OH)
Brunswick Motel Enterprises, Inc. (GA)
Columbus Hospitality Associates, L.P. (FL)
Dothan Hospitality 3053, Inc. (AL)
Dothan Hospitality 3071, Inc. (AL)
East Washington Associates, L.P. (AZ)
European Venture, Inc. (FL)
Fayetteville Motel Enterprises, Inc. (NC)
Fort Wayne Hospitality Associates II, L.P. (FL)
Fourth Street Hospitality, Inc. (IA)
Ft. Lauderdale Motel Associates Inc. (FL)
Gadsden Hospitality, Inc. (AL)
Great Southern Mining Co., Inc. (AL)
Groupers & Company Seafood Restaurant (SC)
Harrisburg Motel Enterprises, Inc. (PA)
Heartlands Garden Grille, Inc. (KS)
Hilton Head Motel Enterprises, Inc. (SC)
Impac Development And Construction, L.L.C. (GA)
Impac Holdings III, L.L.C. (GA)
Impac Hotel Group, L.L.C. (GA)
Impac Hotel Management, L.L.C. (GA)
Impac Hotels I, L.L.C. (GA)
Impac Hotels II, L.L.C. (GA)
Impac Hotels III, L.L.C. (GA)
Island Motel Enterprises, Inc. (GA)
KDS Corporation (NV)
Kinser Motel Enterprises, Inc. (IN)
Lawrence Hospitality, L.P. (KS)
Lodgian AMI, Inc. (MD)
Lodgian Anaheim, Inc. (CA)
Lodgian Florida, Inc. (FL)
Lodgian Lancaster North, Inc. (PA)
Lodgian Management Corp (DE)
Lodgian Ontario, Inc. (CA)
Lodgian York Market Street, Inc. (PA)


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Lodgian, Inc. (DE)
Macon Hotel Associates, L.L.C. (GA)
Main Avenue Beverage Corporation (TX)
Manhattan Hospitality, L.P. (KS)
Marketing Design Force, Inc. (FL)
Mc Beverage Corp. (TX)
Mcknight Motel Inc. (PA)
Melbourne Hospitality Associates, L.P. (FL)
Minneapolis Motel Enterprises, Inc. (MN)
Moon Airport Motel Inc. (PA)
Mulligan's, Inc. (AL)
N H Motel Enterprises, Inc. (MI)
New Orleans Airport Motel Associates, L.P. (FL)
New Orleans Airport Motel Enterprises. Inc. (LA)
Palm Beach Motel Enterprises, Inc. (FL)
Penmoco, Inc. (MI)
Raleigh Motel Enterprises, Inc. (NC)
Raleigh-Downtown Enterprises, Inc. (NC)
Royce Management Corp of Ga. (GA)
Saginaw Hospitality, L.P. (MI)
Second Fayettville Motel Enterprises,  Inc. (NC)
Second Palm Beach Motel Enterprises,  Inc. (FL)
Servico Acquisition Corp. (FL)
Servico Austin, Inc. (TX)
Servico Cedar Rapids, Inc. (IA)
Servico Centre Associates Ltd. (FL)
Servico Colesville, Inc. (MD)
Servico Columbia II, Inc. (MD)
Servico Columbia, Inc. (MD)
Servico Columbus, Inc. (FL)
Servico Concord, Inc. (CA)
Servico Council Bluffs, Inc. (IA)
Servico East Washington, Inc. (FL)
Servico Flagstaff, Inc. (AZ)
Servico Fort Wayne II, Inc. (FL)
Servico Fort Wayne, Inc. (FL)
Servico Frisco, Inc. (CO)
Servico Ft. Pierce, Inc. (DE)
Servico Grand Island, Inc. (NY)
Servico Hilton Head, Inc. (SC)
Servico Hospitality, Inc. (FL)
Servico Hotels I, Inc. (FL)
Servico Hotels II, Inc. (FL)
Servico Hotels III, Inc. (FL)
Servico Hotels IV, Inc. (FL)
Servico Houston, Inc. (TX)
Servico Jamestown, Inc. (NY)
Servico Lansing, Inc. (MI)
Servico Lawrence II, Inc. (KS)
Servico Lawrence, Inc. (KS)
Servico Management Corp. (FL)


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Servico Management Corporation (TexaS) (TX)
Servico Manhattan II, Inc. (KS)
Servico Manhattan, Inc. (KS)
Servico Market Center, Inc. (TX)
Servico Maryland, Inc. (MD)
Servico Melbourne, Inc. (FL)
Servico Metairie, Inc. (LA)
Servico New York, Inc. (NY)
Servico Niagara Falls, Inc. (NY)
Servico Northwoods, Inc. (FL)
Servico Omaha Central, Inc. (NE)
Servico Omaha, Inc. (NE)
Servico Operations Corporation (FL)
Servico Pensacola 7200, Inc. (DE)
Servico Pensacola 7330, Inc. (DE)
Servico Pensacola, Inc. (DE)
Servico Rolling Meadows, Inc. (IL)
Servico Roseville, Inc. (MN)
Servico Saginaw, Inc. (MI)
Servico Silver Spring, Inc. (FL)
Servico Summerville, Inc. (SC)
Servico Tucson, Inc. (AZ)
Servico Valhalla II, Inc. (NV)
Servico Valhalla, Inc. (NV)
Servico West Des Moines, Inc. (IA)
Servico West Palm Beach, Inc. (FL)
Servico Wichita, Inc. (KS)
Servico Windsor II, Inc. (FL)
Servico Windsor, Inc. (FL)
Servico Winter Haven, Inc. (FL)
Servico Worcester, Inc. (FL)
Servico, Inc. (FL)
Sharon Motel Enterprises, Inc. (PA)
SHC of Delaware, Inc. (DE)
Sheffield Motel Enterprises, Inc. (AL)
Sioux City Hospitality, L.P. (IA)
Sixteen Hotels, Inc. (MD)
Southfield Hotel Group II, L.P. (MI)
Stevens Creek Hospitality, Inc. (GA)
Washington Motel Enterprises, Inc. (PA)
Wilpen, Inc. (PA)
Worcester Hospitality Associates, L.P. (FL)



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